UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 17, 2007

AltiGen Communications, Inc.
(Exact name of Registrant as specified in charter)

Delaware	000-27427	94-3204299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4555 Cushing Parkway, Fremont, CA		94538
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(510) 252-9712

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of September 11, 2007, the Board of Directors (the “Board”) of AltiGen Communications, Inc. (the "Company") has appointed Mike Mon Yen Tsai, a current independent member of the Board and a member of the Nominating and Corporate Governance Committee, to also serve on the Audit Committee. The appointment of Mr. Tsai brings the total number of independent Audit Committee members to three and the company believes it is in compliance with the requirement of Nasdaq Marketplace Rule 4350(d)(2) that a listed company have a three member audit committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AltiGen Communications, Inc.

Date: September 17, 2007	By:	/s/ Philip M. McDermott
Philip M. McDermott
Chief Financial Officer